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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2006
(Date of Report)
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Sovran Self Storage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-13820	16-1194043
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sovran Acquisition Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware	0-024071	16-1481551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6467 Main Street
Buffalo, New York 14221
(Address of principal executive offices) (Zip Code)

(716) 633-1850
(Registrant's telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

On June 26, 2006, Sovran Self Storage, Inc. (the "Company"), through Sovran Acquisition Limited Partnership (the "Partnership") acquired 20 self-storage facilities (the "Properties") from Cornerstone Development Corporation, a Dallas based real estate company, and related entities (the "Cornerstone Group") for an aggregate purchase price of $87,000,000 pursuant to a Purchase Agreement, dated February 7, 2006, by and among the Partnership and the Cornerstone Group (the "Purchase Agreement") and a Supplemental Agreement, dated February 23, 2006, by and among the Partnership and the Cornerstone Group (the "Supplemental Agreement"). The Company and the Partnership incurred fees and expenses of approximately $3,000,000 in connection with the acquisition of the Properties.

In connection with the Purchase of the Properties pursuant to the Purchase Agreement and the Supplemental Agreement, as of June 22, 2006, the Company and the Partnership entered into a Consent and First Amendment to Note Purchase Agreement, dated as of April 26, 2006, with the note purchasers thereunder (the "2006 Note Purchase Amendment"), a Consent and Third Amendment to Note Purchase Agreement, dated as of September 4, 2003, with the note purchasers thereunder (the "2003 Note Purchase Amendment"), and a Consent and Amendment No. 2 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 16, 2004, with Bank of America, N.A., as administrative agent for the lenders thereunder (the "Revolving Credit Amendment"). In general, these amendments are intended to facilitate the purchase of the Properties.

Copies of the Purchase Agreement, the Supplemental Agreement, the 2006 Note Purchase Amendment, the Revolving Credit Amendment and the 2003 Note Purchase Amendment are attached hereto as Exhibits 10.30, 10.31, 10.32, 10.33 and 10.34 and are incorporated herein by reference. The foregoing description of those documents does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As noted above, on June 26, 2006, the Company, acting through the Partnership, acquired 20 self-storage facilities from the Cornerstone Group for an aggregate purchase price of $87,000,000 pursuant to the Purchase Agreement and the Supplemental Agreement. The Company and the Partnership incurred fees and expenses of approximately $3,000,000 in connection with the acquisition of the Properties. The Properties are further described in the Press Release attached hereto as Exhibit 99.1.

The foregoing summary is qualified in its entirety by the full terms and conditions of the Purchase Agreement and the Supplemental Agreement, as well as the contents of the Press Release, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

As indicated in Item 1.01, on June 22, 2006, the Operating Partnership acquired 20 self-storage facilities from the Cornerstone Group. Please see the Press Release attached hereto as Exhibit 99.1 for additional information regarding this acquisition.

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Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The required financial statements will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The required pro forma financial information will be filed as soon as practicable, but in any event no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(c) Exhibits

The Exhibits to this Current Report on Form 8-K are set forth on the Exhibit Index following the signature page hereto and are incorporated herein.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP By: Sovran Holdings, Inc. Its: General Partner

By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

Date: June 26, 2006

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EXHIBIT INDEX

Exhibit No.	Description

10.30	Purchase Agreement, dated as of February 7, 2006, by and among Sovran Acquisition Limited Partnership and the sellers named therein.

10.31	Supplemental Agreement, dated as of February 23, 2006, by and among Sovran Acquisition Limited Partnership and the sellers named therein.

10.32

Consent and First Amendment, dated June 22, 2006, to Note Purchase Agreement, dated as of April 26, 2006, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the note purchasers named therein.

10.33

Consent and Amendment No. 2, dated June 22, 2006, to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 16, 2004, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and Bank of America, N.A., as administrative agent for the lenders named therein.

10.34

Consent and Third Amendment, dated as of June 22, 2006, to Note Purchase Agreement, dated as of September 4, 2003, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership and the note purchasers named therein.

99.1	Press release, dated June 22, 2006.